JPMORGAN TRUST I

J.P. Morgan Income Funds

JPMorgan Inflation Managed Bond Fund

JPMORGAN TRUST II

J.P. Morgan International Equity Funds

JPMorgan International Research Enhanced Equity Fund

J.P. Morgan U.S. Equity Funds

JPMorgan Market Expansion Enhanced Index Fund

UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund

(Class R2, Class R5 and Class R6 Shares)

Supplement dated December 1, 2021

to the Current Prospectuses, as supplemented

As previously supplemented on August 11, 2021, at meetings held on August 9, 2021, the Boards of Trustees agreed to consider in early 2022 the conversion of the following four mutual funds to newly created exchange-traded funds (the “ETFs”) (each, a “Conversion”):

•	JPMorgan Inflation Managed Bond Fund

•	JPMorgan International Research Enhanced Equity Fund

•	JPMorgan Market Expansion Enhanced Index Fund

•	JPMorgan Realty Income Fund

Each new ETF will be managed in a substantially similar manner as the current mutual funds. If approved by the Boards of Trustees, it is anticipated that the Conversions would occur in 2022.

By converting these strategies to ETFs, J.P. Morgan Investment Management Inc. (“JPMIM”), the investment adviser for the mutual funds, believes shareholders in these mutual funds could benefit from reduced costs, including lower transfer agency costs for certain classes and no Rule 12b-1 or service fees. JPMIM is communicating the proposed plans prior to formal board approval, in order to provide shareholders with ample notice of the planned Conversions and allow them time to engage with JPMIM on the implications of the proposed transactions, including the need to have a brokerage account prior to the Conversion.

Each Conversion would consist of (1) the transfer of all or substantially all of the mutual fund’s assets, subject to its liabilities, to the corresponding shell ETF for shares of the ETF; and (2) the distribution of the ETF shares to the mutual fund shareholders in complete liquidation of the mutual fund. It is anticipated that if approved by the Boards of Trustees, each Conversion will not require shareholder approval.

When the Conversions are considered, each Board of Trustees, including the Trustees not deemed to be “interested persons” of the mutual funds pursuant to Section 2(a)(19) of the Investment Company Act of 1940, as amended, will need to determine whether it is in the best interests of the target mutual fund and that the Conversion would not dilute the interests of the mutual fund’s shareholders.

The new ETFs have not commenced investment operations, and it is anticipated that each will not have shareholders prior to the Conversion. If the Conversions are approved by the Boards of Trustees, existing shareholders of each mutual fund will receive prior to the Conversion a combined information statement/prospectus describing in detail both the Conversion and the surviving ETF, and summarizing the Board’s considerations in approving the Conversion.

It is anticipated that each Conversion will qualify as a tax-free reorganization for federal income tax purposes and that shareholders will not recognize any gain or loss in connection with the Conversion, except to the extent that they receive cash in connection with the liquidation of any fractional shares received in the Conversion.

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In connection with the proposed Conversions discussed herein, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission (the “SEC”). After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to shareholders unless and until the registration statement is declared effective by the SEC. Investors are urged to read the materials and any other relevant documents when they become available because they will contain important information about the Conversions. After they are filed, free copies of the materials will be available on the SEC’s web site at www.sec.gov. These materials also will be available at www.jpmorganfunds.com and a paper copy can be obtained at no charge by calling 1-800-480-4111 .

This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES FOR FUTURE REFERENCE

J.P. MORGAN TRUST I

JPMorgan Income Funds

JPMorgan Inflation Managed Bond Fund

J.P. MORGAN TRUST II

JPMorgan International Funds

JPMorgan International Research Enhanced Equity Fund

JPMorgan U.S. Equity Funds

JPMorgan Market Expansion Enhanced Index Fund

UNDISCOVERED MANAGERS FUNDS

JPMorgan Realty Income Fund

(each, a “Fund” and together, the “Funds”)

(Class R2, Class R5 and Class R6 Shares)

Supplement dated December 1, 2021

to the current Prospectuses, as supplemented

As previously supplemented on November 23, 2021, as announced on August 11, 2021, the Boards of Trustees have agreed to consider in early 2022 the conversion of the Funds to newly created exchange-traded funds (the “ETFs”) (each, a “Conversion”). If the Conversions are approved, each new ETF will be managed in a substantially similar manner as the current Fund. In connection with the Conversions, the Board of Trustees considered and approved certain actions described below. Each of the actions will be implemented on January 18, 2022 (the “Effective Date”) only if the Boards of Trustees approve the Conversions.

On the Effective Date, the following will be added as a new section for each of the Funds except the JPMorgan International Research Enhanced Equity Fund under the heading “Investing with J.P. Morgan Funds — LIMITED OFFERING — Funds Subject to a Limited Offering — Limited Offering of Class A and Class C Shares”

Class A and C Shares (each, a “Limited Class”) are publicly offered only on a limited basis and investors are not eligible to purchase a Limited Class except as described below. Except as otherwise described below, shareholders permitted to continue to purchase shares of a Limited Class include existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering.

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Existing shareholders of each Limited Class may continue to purchase additional shares of the Limited Class in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

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Group Retirement Plans (as defined in the glossary) (and their successor, related and affiliated plans), which have a Limited Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.

For JPMorgan International Research Enhanced Equity Fund, the following will replace the current disclosure under “Investing with J.P. Morgan Funds — LIMITED OFFERING — Limited Offering of Certain Share Classes” on the Effective Date:

Class A Shares of the JPMorgan International Research Enhanced Equity Fund (the “Limited Class”) are publicly offered only on a limited basis and investors are not eligible to purchase the Limited Class except as described below. Except as otherwise described below, shareholders permitted to continue to purchase shares of the Limited Class include existing shareholders of record and, if the shareholder of record is an omnibus account, beneficial owners in that account as of the effective date of the limited offering.

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Existing shareholders of the Limited Class may continue to purchase additional shares of the Limited Class in their existing Fund accounts either through J.P. Morgan Funds Services or a Financial Intermediary and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund.

SUP-MFCONV-1121-2

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Group Retirement Plans (as defined in the glossary) (and their successor, related and affiliated plans), which have the Limited Class available may continue to open accounts for new participants and can purchase additional shares in existing participant accounts.

In addition, on the Effective Date, the first paragraph of the “Investing with J.P. Morgan Funds — PURCHASING FUND SHARES” section of the Prospectuses is deleted in its entirety with respect to the Funds and replaced with the following:

Prior to January 18, 2022, you may purchase shares directly from the J.P. Morgan Funds through the Distributor or through your Financial Intermediary. Effective January 18, 2022, new accounts will not be established directly through the Distributor.

In addition, on the Effective Date, the following paragraph relating to the Funds will be included in the “Fees and Expenses of the Fund” section in the Summary Prospectuses and in the “Risk/Return Summary” of the Prospectuses and in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Waiver of the Class A and Class C CDSC” section of the Prospectuses:

Beginning on the Effective Date, no CDSC will be imposed on redemptions of the Class A or Class C shares of the Funds.

In addition, on the Effective Date, the following will be added to “Fees and Expenses of the Fund” section in the Summary Prospectuses and in the “Risk/Return Summary” of the Prospectuses and included as the third paragraph in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Class A Shares” section of the Prospectuses:

Beginning on the Effective Date, no sales charge will be imposed on purchases of Class A shares of the Funds. As a result, any subsequent purchases of the Funds will not be eligible assets for future rights of accumulation or letter of intent purchases.

In addition, on the Effective Date, the following paragraph relating to the Funds will be included in the “Investing with J.P. Morgan Funds — SALES CHARGES AND FINANCIAL INTERMEDIARY COMPENSATION — Reducing Your Class A Shares Charges — Letter of Intent” section of the Prospectuses:

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Effective January 18, 2022, any current Letter of Intent (LOI) under which Class A shares of a Fund were purchased will be considered completed. As a result, after that date, commissions to dealers will not be adjusted or paid on the difference between the Letter of Intent amount and the amount actually invested before January 18, 2022. Because an LOI may include Class A purchases of other J.P. Morgan Funds (other than the Funds), this completion will cancel the LOI for all future Class A purchases of those funds. You will need to enter into a new LOI if you want to continue to make Class A purchases in other J.P. Morgan Funds at a reduced front-end sales charge. This change may also apply to the LOIs described in Appendix A — Financial Intermediary-Specific Sales Charge Waivers — Letter of Intent. Please check with your financial intermediary.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

PROSPECTUSES FOR FUTURE REFERENCE